EXHIBIT 10.3

                                                                  EXECUTION COPY

                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                   Dated as of December 4, 2000

         AMENDMENT NO. 4 (this "Amendment") to the Credit Agreement (as defined herein) among Quality Stores, Inc., a Delaware corporation (formerly known as "Central Tractor Farm & Country, Inc.") (the "Borrower"), QSI Holdings, Inc., a Delaware corporation (formerly known as "CT Holding, Inc.") ("Holding"), certain of the banks, financial institutions and other institutional lenders listed on the signature pages hereof the "Lenders"), and Fleet National Bank ("Fleet"), as administrative agent (the "Administrative Agent") for the Lender Parties (as defined in the Credit Agreement).


                             PRELIMINARY STATEMENTS

         (1) The Borrower, Holding, the Initial Lenders, the Initial Issuing Bank, the Swing Line Bank and the Agents have entered into a Second Amended and Restated Credit Agreement dated as of May 7, 1999, as amended by Amendment No. 1 dated as of March 31, 2000, Amendment No. 2 dated as of September 22, 2000 and Amendment No. 3 dated as of September 27, 2000 (as so amended, the "Credit Agreement"). Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

         (2) The Borrower has requested that the Lenders amend the "clean up" requirement applicable to the Revolving Credit Advances as set forth in Section 5.04(d) of the Credit Agreement.

         (3)  The  Lenders  have  agreed  to  amend  the  Credit   Agreement  as
hereinafter set forth.


         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1. Amendment of the Credit Agreement. The Credit Agreement is, upon the Effective Date (as hereinafter defined), hereby amended as follows:

                  (a) Section 5.03(p) of the Credit Agreement is hereby amended by deleting the word "alternate".

                  (b) Section 5.04(d) of the Credit  Agreement is hereby amended
         (1) by replacing the words "Revolving Credit Advances" with the words "the aggregate amount of the Revolving Credit Advances and the Swing Line Advances" and (2) by deleting the lines:

Period                                                        Amount
------                                                        ------
"November 1, 2000-December 3, 2000                            $143,000,000
December 4, 2000-January 1, 2000                              $126,000,000
January 2, 2001-January 30, 2001                              $96,000,000"

and replacing each of them with the following:

Period                                                        Amount
------                                                        ------
"November 1, 2000-December 21, 2000                           $143,000,000
December 22, 2000-December 25, 2000                           $134,000,000
December 26, 2000-January 11, 2001                            $126,000,000
January 12, 2001-January 15, 2001                             $121,000,000
January 16, 2001-January 30, 2001                             $96,000,000"


                  (c) Section 6.01 of the Credit Agreement is hereby amended by adding immediately before the paragraph commencing "then" the following subsection:

                 "(q) Holding shall have failed to receive (after the date of Amendment No. 4) cash proceeds of at least $2,500,000 from the sale of common stock or convertible preferred stock (not subject to mandatory redemption) of Holding on or before December 26, 2000."

                  (d) Section 7.07 of the Credit Agreement is hereby amended by inserting at the end thereof the following sentence:

                 "Notwithstanding anything to the contrary in this Section, the Administrative Agent and any Lender appointed to a steering committee by the Administrative Agent, shall have the right from time to time, upon prior written notice to the Borrower, to conduct inventory appraisals, field examinations and related examinations of the inventory, equipment, real property and leases and any reasonable out-of-pocket expenses incurred in connection therewith by the Administrative Agent or any such Lender shall be reimbursed by the Borrower upon written request by the Administrative Agent or such Lender."

                  (e) For the period commencing on the date hereof and ending on January 22, 2001, the Borrower hereby agrees that the aggregate amount of Letters of Credit issued and outstanding under the Letter of Credit Facility shall not exceed an amount equal to the aggregate amount of Letters of Credit issued and outstanding as of the date of this Agreement (whether drawn or undrawn) (the "December 4 Outstanding Amount"), and the Issuing Bank shall not be obligated to issue any Letters of Credit which, together with issued and outstanding Letters of Credit (whether drawn or undrawn), would exceed the December 4 Outstanding Amount.

         SECTION 2. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date first above written on the Business Day when, and only when, the following conditions shall have been satisfied (such date being, for purposes hereof, the "Effective Date"):

                  (a) The Administrative Agent shall have received counterparts of (i) this Amendment executed by the Borrower, Holding and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) the consent dated as of the date hereof (a copy of which is attached hereto) (the "Consent", together with this Amendment, the "Amendment Documents"), executed by each of the Loan Parties.

                  (b) The Administrative Agent shall have received:

                           (i) an updated  list of locations  (including  leased
                  and owned stores and distribution centers) at which each Grantor maintains Equipment and Inventory;

                           (ii) signed originals of proper financing statements,
                  to be filed on or before the Effective Date under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement, covering the Collateral described in the Security Agreement, as supplemented;

                           (iii) an updated list of bank accounts maintained for
                  each Loan Party;

                           (iv) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement, as supplemented, has been taken, including any filings with the U.S. Patent and Trademark Office or the United States Copyright Office.

                  (c) On the Effective Date, (i) the representations and warranties contained in each of the Loan Documents (including, without limitation, in Section 3 of this Amendment) shall be correct in all material respects as though made on and as of the Effective Date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Effective Date, in which case as of such specific date) and (ii) no event shall have occurred and be continuing that would constitute a Default.

                  (d) The Administrative Agent shall have received a certificate of the Chief Financial Officer of the Borrower confirming satisfaction of the conditions specified in paragraph (c) above.

                  (e) The Administrative Agent shall have received from the Borrower, on or before the Effective Date, an amendment fee equal to 0.075% of the Commitments of the

         Lenders who have signed this Amendment by the later of (i) 12:00 Noon on December 4, 2000 and (ii) the date on which the Required Lenders have signed this Amendment, payable to those Lenders who sign this Amendment according to the pro rata share of the Commitments of each such Lender.

                  (f) All of the reasonable accrued and unpaid fees and expenses of counsel and accountants for the Administrative Agent shall have been paid in full, including, without limitation, the fees and expenses of FTI/Policano & Manzo, L.L.C. and Shearman & Sterling.

                  (g) A retainer of $125,000 shall have been paid to the Administrative Agent of which $75,000 shall have been paid to Shearman & Sterling and $50,000 shall have been paid to FTI/Policano & Manzo, L.L.C. for application against future fees and expenses.

         The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is further subject to the provisions of Section 9.01 of the Credit Agreement.

         SECTION 3. Representations and Warranties. Each of Holding and the Borrower hereby represents and warrants as follows:

                  (a) The execution, delivery and performance by each Loan Party of any of the Amendment Documents and Loan Documents to which it is a party, as amended hereby, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture (including without limitation the Indenture), mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties other than as specified in the Credit Agreement, or (iv) except for Liens created under the Collateral Documents, as amended hereby, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably expected to have a Material Adverse Effect.

                  (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required to be obtained by the Loan Parties in connection with the execution and delivery, or performance by any Loan Party of any of its obligations under, any Amendment Document to which it is a party.

                  (c) Each Amendment Document has been duly executed and delivered by each Loan Party party thereto, and is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

                  (d) No Loan Party has an  existing  claim  against  any Lender
         Party arising out of, relating to or in connection with the Loan Documents.

                  (e) No Loan Party is in breach of, or in default under, the 10 5/8 % Senior Notes due 2007 issued by the Borrower, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties, where the consequence of such default is to confer rights upon any person against the Borrower or any of its Subsidiaries which, if exercised, can be reasonably expected to have a Material Adverse Effect.

                  (f) Set forth on Schedule A hereto is a complete and accurate list of all real property owned by any Loan Party or any of its Subsidiaries, showing as of the date hereof the street address, county or other relevant jurisdiction, state, record owner and showing also the Loan Parties which maintain Equipment and Inventory at such location. Each Loan Party or such Subsidiary has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.

                  (g) Set forth on Schedule B hereto is a complete and accurate list of all leases of real property under which any Loan Party or any of its Subsidiaries is the lessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee and showing also the Loan Parties which maintain Equipment and Inventory at such location. To the best of the knowledge of the Loan Party or Subsidiary which leases the property, each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms.

                  (h) All of the Equipment and Inventory of each Grantor is located at the places listed on Schedules A and B.

         SECTION 4. Waiver and Release. The Borrower and Holding hereby waive and agree not to assert any claims or causes of action against the Administrative Agent, the Syndication Agent, the Documentation Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, whether known or unknown, matured or contingent, including, without limitation, for special, indirect, consequential or punitive damages, arising out of or otherwise relating to, or in connection with, this Amendment, the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions entered into in connection therewith.

         SECTION 5. Reference to and Effect on the Loan Documents.

                  (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under and in respect of the Loan Documents, as amended and otherwise modified by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 6. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel and financial advisors for the Administrative Agent) in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Amendment and the other documents, instruments and agreements to be delivered hereunder, all in accordance with the terms of Section 9.04 of the Credit Agreement.

         SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 9. Waiver of Jury Trial. Each of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise)
arising out of or relating to this Amendment or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             QUALITY STORES, INC. (FORMERLY KNOWN
                             AS CENTRAL TRACTOR FARM & COUNTRY,
                             INC.)


                             By:  /s/ Thomas J. Reinebach
                                  Thomas J. Reinebach
                                  Title: Senior Vice-President, Finance and CFO


                             QSI HOLDINGS, INC. (FORMERLY KNOWN AS
                             CT HOLDING, INC.)

                             By:  /s/ Thomas J. Reinebach
                                  Thomas J. Reinebach
                                  Title: Senior Vice-President, Finance and CFO


                             FLEET NATIONAL BANK, as Administrative Agent and as Lender


                             By: ______________________________________
                                 Title:

                         LENDERS

                         BANK OF AMERICAN. N.A.

                         By:
                              Title:


                         STEIN ROE & FARNHAM CLO I LTD.
                         By: Stein Roe & Farnham Incorporated
                               as Portfolio Manager

                         By: /s/ James R. Fellows
                              Title: Sr. Vice President and Portfolio Manager


                         FIRST UNION NATIONAL BANK

                         By: /s/ Helen F. Wessling
                              Title: SVP/Director


                         U.S. BANK NATIONAL ASSOCIATION

                         By: /s/
                              Title: Senior Vice President


                         THE HUNTINGTON NATIONAL BANK

                         By: /s/
                              Title: Senior Vice President


                         HELLER FINANCIAL, INCORPORATED

                         By: /s/ Sheila C. Welmer
                              Title: Vice President


                         MONUMENT CAPITAL LTD., as Assignee

                         By: Allliance Capital Management L.P., as
                               Investment Manager

                         By: Alliance Capital Management Corporation, as
                               General Partner

                         By: /s/ Svarker M.M. Johansson
                              Title: Vice President


                         KZH WATERSIDE LLC

                         By: /s/ Kimberly Rowe
                              Title: Authorized Agent


                         ELC (CAYMAN) LTD. 1999-III

                         By: /s/
                              Title: S. V. P.


                         ELC (CAYMAN) LTD. 2000-I

                         By: /s/
                              Title: S. V. P.


                         PILGRIM CLO 1999-1 LTD.
                         By: Pilgrim Investments, Inc. as its Investment
                         Manager


                         By: /s/ Charles E. LeMieux
                              Title: Vice President


                         GLENEAGLES TRADING LLC.

                         By: /s/ Ann E. Morris
                              Title: Asst. Vice President

                         NATIONAL CITY BANK

                         By: /s/ Wilmer J. Jacobs
                              Title: Assistant Vice President


                         THE FUJI BANK, LIMITED

                         By:_______________________
                              Title:


                         STATE STREET BANK AND TRUST COMPANY,
                         as Trustee for GENERAL MOTORS EMPLOYEES
                         GLOBAL GROUP PENSION TRUST

                         By:_______________________
                              Title:


                         STATE STREET BANK AND TRUST COMPANY,
                         as Trustee for GENERAL MOTORS WELFARE
                         BENEFITS TRUST

                         By:_______________________
                              Title:


                         SEQUILS PILGRIM I LTD.
                         By: Pilgrim Investments, Inc. as its Investment Manager

                         By: /s/ Charles E. LeMieux
                              Title: Vice President

                         BALANCED HIGH YIELD FUND II, LTD
                         By: BHF (USA) Capital Corporation, as its
                         attorney-in-fact

                         By: /s/ Thomas J. Scifo
                              Title: Vice President, Portfolio Management

                         By: /s/ Nina Zhou
                              Title: Associate


                         CYPRESSTREE INSTITUTIONAL FUND, LLC
                         By: CypressTree Investment Management Company,
                               as Portfolio Manager

                         By: /s/
                              Title: Principal


                         NORTH AMERICAN SENIOR FLOATING RATE FUND
                         By: CypressTree Investment Management Company,
                               as Portfolio Manager

                         By: /s/
                              Title: Principal


                         Sankaty Advisors, Inc. as Collateral Manager for BRANT POINT CBO 1999-1, LTD., as Term Lender

                         By: /s/
                              Title:


                         Sankaty Advisors, Inc. as Collateral Manager for GREAT POINT CLO 1999-1, LTD., as Term Lender

                         By: /s/
                              Title:

                         Sankaty Advisors, Inc. as Collateral Manager for BRANT POINT II CBO 2000-1, LTD., as Term Lender

                         By: /s/
                              Title:


                         SANKATY HIGH YIELD PARTNERS II, L.P.

                         By: /s/
                              Title:

                         PERSEUS CDO I, LIMITED

                         By:  Massachusetts Mutual Life Insurance Company
                                as its Collateral Manager

                         By: /s/ Steven J. Katz
                              Title: Second Vice President and
                                       Associate General Counsel


                         STEIN ROE FLOATING RATE LIMITED
                         LIABILITY COMPANY

                         By: /s/ James R. Fellows
                              Title: Senior Vice President


                         SAAR HOLDINGS CDO LIMITED
                         By: Massachusetts Mutual Life Insurance Company
                                as its Collateral Manager

                         By: /s/ Steven J. Katz
                              Title: Second Vice President and
                                    Associate General Counsel


                         KZH CYPERESSTREE - 1 LLC

                         By: /s/ Kimberly Rowe
                              Title:  Authorized Agent


                         ML CBO IV (CAYMAN) LTD.
                         By: Highland Capital Management, L.P.
                                as Collateral Manager

                         By: /s/
                              Title:

                         HARRIS TRUST AND SAVINGS BANK

                         By: /s/
                              Title: Vice President

                         COMERICA BANK

                         By: /s/
                              Title: Vice President


                         KEY CORPORATE CAPITAL

                         By: /s/ Alex Strazzella
                              Title: Vice President


                         BHF (USA) CAPITAL CORPORATION

                         By: /s/ Thomas J. Scifo
                              Title: Vice President, Portfolio Management

                         By: /s/ Nina Zhou
                              Title: Associate


                         UNION BANK OF CALIFORNIA, N.A.

                         By: /s/ J. William Bloore
                              Title: Vice President


                         FIRSTAR BANK, NATIONAL ASSOCATION

                         By: /s/ Derek S. Roudebush
                              Title: Vice President

                         BANKERS TRUST COMPANY

                         By: /s/ Scottye D. Lindsey
                              Title: Vice President


                         FIFTH THIRD BANK

                         By: /s/
                              Title: Assistant Vice President

                                   Schedule A

                               Owned Real Property

Record Owner    Street Address       County         Loan Parties maintaining
                                                    Equipment and Inventory at
                                                           location
--------------------------------------------------------------------------------
[To be completed by Borrower]





                                   Schedule B

                              Leased Real Property


Lesee           Street Address       County         Loan Parties maintaining
                                                    Equipment and Inventory at
                                                           location
--------------------------------------------------------------------------------

                                     CONSENT

         Reference is made to (a) Amendment No. 4 to the Second Amended and Restated Credit Agreement dated as of May 7, 1999 as amended by Amendment No. 1 dated as of March 31, 2000, Amendment No. 2 dated as of September 22, 2000 and Amendment No. 3 dated as of September 27, 2000 (as so amended, the "Credit Agreement") among Quality Stores, Inc., a Delaware corporation (formerly known as "Central Tractor Farm & Country, Inc.") (the "Borrower"), QSI Holdings, Inc., a Delaware corporation (formerly known as "CT Holding, Inc.") ("Holding"), the banks, financial institutions and other institutional lenders listed on the signature pages thereof, and Fleet National Bank ("Fleet"), as administrative agent (the "Administrative Agent") for the Lender Parties (as defined in the Credit Agreement) and (b) the other Loan Documents referred to therein. Capitalized terms defined in the Credit Agreement and not otherwise defined in this Consent are used herein as therein defined.

         Each of the undersigned, in its capacity as (a) a Grantor under the Security Agreement, (b) a Pledgor under the Pledge Agreement, and/or (c) a Subsidiary Guarantor under the Subsidiary Guaranty, as the case may be, hereby consents to the execution and delivery of the Amendment and the performance of the Amendment and agrees that:

                  (A) each of the Security Agreement, the Pledge Agreement and the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Effective Date, except that, on and after the Effective Date, each reference to "the Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment; and

                  (B) as of the Effective Date, the Security Agreement and the Pledge Agreement to which it is a party and all of the Collateral of such Person described therein, and the Subsidiary Guaranty and the guaranty provided thereunder, do, and shall continue to, secure the payment of all of the Secured Obligations.

         This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

         Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             QUALITY STORES,  INC.  (FORMERLY KNOWN
                             AS CENTRAL TRACTOR FARM & COUNTRY,
                             INC.)


                             By:  /s/ Thomas J. Reinebach
                                  Thomas J. Reinebach
                                  Title: Senior Vice-President, Finance and CFO


                             QSI HOLDINGS, INC. (FORMERLY KNOWN AS
                             CT HOLDING, INC.)


                             By:  /s/ Thomas J. Reinebach
                                  Thomas J. Reinebach
                                  Title: Senior Vice-President, Finance and CFO


                             COUNTRY GENERAL, INC.


                             By:  /s/ Thomas J. Reinebach
                                  Thomas J. Reinebach
                                  Title: Senior Vice-President, Finance and CFO


                             QUALITY FARM & FLEET, INC.


                             By:  /s/ Thomas J. Reinebach
                                  Thomas J. Reinebach
                                  Title: Senior Vice-President, Finance and CFO



                             QUALITY INVESTMENTS, INC.


                             By:  /s/ Thomas J. Reinebach
                                  Thomas J. Reinebach
                                  Title: Senior Vice-President, Finance and CFO


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                             QSI TRANSPORTATION, INC.


                             By:  /s/ Thomas J. Reinebach
                                  Thomas J. Reinebach
                                  Title: Senior Vice-President, Finance and CFO



                             VISION TRANSPORTATION, INC.


                             By:  /s/ Thomas J. Reinebach
                                  Thomas J. Reinebach
                                  Title: Senior Vice-President, Finance and CFO



                             QUALITY STORES SERVICES, INC.


                              By:  /s/ Thomas J. Reinebach
                                  Thomas J. Reinebach
                                  Title: Senior Vice-President, Finance and CFO